PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



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                                FundManager Trust
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                                FUNDMANAGER TRUST
                                ONE BEACON STREET
                           BOSTON, MASSACHUSETTS 02108


                                                                October 30, 1996


Dear Shareholder:

    I urge you to vote on the important proposals described in the enclosed proxy material.

    If the shareholders of FundManager Aggressive Growth Portfolio, FundManager Growth Portfolio, FundManager Growth and Income Portfolio, FundManager Bond Portfolio and FundManager Managed Total Return Portfolio (the "Portfolios") approve these proposals, Freedom Capital Management Corporation (the "Adviser") will become independent of John Hancock Mutual Life Insurance Company ("John Hancock") and will be owned by an investor group including the present management of the Adviser.

    The independent non-management trustees of FundManager Trust (the "Trust"), of which the Portfolios are series, have unanimously approved the proposals described in the enclosed proxy material and recommend that the shareholders approve them as well.

    TO VOTE ON THESE PROPOSALS, WE ASK THAT YOU SIGN THE ENCLOSED PROXY CARD AND RETURN IT TO US AS SOON AS POSSIBLE IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE. IT IS VERY IMPORTANT THAT WE RECEIVE YOUR CARD SOON, SO THAT THE NECESSARY QUORUM OF SHAREHOLDERS IS REPRESENTED AT THE DECEMBER 16, 1996 MEETING.

    This is your opportunity to voice your opinion on matters that affect your Portfolio(s). Your prompt vote will also help to save time and money. If we do not receive enough votes, we must increase participation with additional mailings. That's a costly and time consuming process.

    John Hancock, through its subsidiary John Hancock Subsidiaries, Inc. ("Hancock Subsidiaries"), owns John Hancock Freedom Securities Corporation
("Freedom Securities") which is the parent company of the Adviser. Hancock Subsidiaries has decided to transfer substantially all of the stock of Freedom Securities that it holds to an investor group that includes the management of Freedom Securities and its subsidiaries, including the Adviser. The investor group also includes several non-employee outside investors. The investor group has arranged bank financing to consummate the contemplated transactions. None of the assets of the Portfolios will be used to finance the transaction, nor will the transaction affect the investment objectives or policies of any of the Portfolios or the fees paid by any of the Portfolios.






    We support the proposed change in ownership of the Adviser because management ownership will give us greater flexibility to attract and motivate professionals to do the best possible job for the Portfolios and their shareholders.

    If you have any questions before you vote, please contact your Signature, Tucker Anthony or Sutro investment executive or call D.F. King, a proxy solicitation firm assisting in the proxy process, at 1-800-628-8538. We will be glad to help you get your vote in quickly.

    IT IS IMPORTANT THAT YOU ACT PROMPTLY BY SIGNING AND RETURNING THE ENCLOSED PROXY CARD SO THAT WE WILL HAVE THE NECESSARY QUORUM OF SHAREHOLDERS REPRESENTED FOR EACH PORTFOLIO AT THE MEETING ON DECEMBER 16, 1996. Of course, we would be delighted if you could attend the meeting in person and discuss these proposals, or any other relevant matters, with us personally.

    We appreciate your continued support and look forward to receiving your votes of approval.

                               Sincerely,

                               /s/ Dexter A. Dodge
                               --------------------
                               DEXTER A. DODGE
                               Chairman of the Board









                     FUNDMANAGER AGGRESSIVE GROWTH PORTFOLIO
                          FUNDMANAGER GROWTH PORTFOLIO
                     FUNDMANAGER GROWTH AND INCOME PORTFOLIO
                           FUNDMANAGER BOND PORTFOLIO
                   FUNDMANAGER MANAGED TOTAL RETURN PORTFOLIO
                                EACH A SERIES OF
                                FUNDMANAGER TRUST

                               ONE BEACON STREET
                           BOSTON, MASSACHUSETTS 02108
                                 (800) 344-9033

                                   ---------
                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD DECEMBER 16, 1996

    NOTICE  IS  HEREBY  GIVEN  that  a  Special  Meeting  of  Shareholders  (the
"Meeting") of FundManager Aggressive Growth Portfolio ("Aggressive Growth Portfolio"), FundManager Growth Portfolio ("Growth Portfolio"), FundManager Growth and Income Portfolio ("Growth and Income Portfolio"), FundManager Bond Portfolio ("Bond Portfolio") and FundManager Managed Total Return Portfolio ("Managed Total Return Portfolio"), each a series of FundManager Trust (the "Trust"), will be held at the principal offices of the Trust, sixth floor, One Beacon Street, Boston, Massachusetts 02108 on Monday, December 16, 1996 at 3:00 p.m., Boston time, and at any adjournment or postponement thereof, for the purposes listed below. The Trust, a Delaware business trust, is referred to within this document as the "Trust". The portfolio series of funds within the Trust are collectively referred to as the "Portfolios" and individually as a "Portfolio." The matters to be voted on by the shareholders of the respective Portfolios are as follows:

    1. All Portfolios -- To consider and vote on approval of a New Master Investment Advisory Contract between the Trust, on behalf of each Portfolio, and Freedom Capital Management Corporation (Proposal One).

    2. All Portfolios -- To elect four Trustees of the Trust (Proposal
       Two).

    3. All Portfolios -- To ratify the selection of Ernst & Young LLP as the independent auditors of the Trust (Proposal Three).

    4. To consider and vote upon such other matters as may properly come before the Meeting or any adjournment or postponement thereof.

These items are discussed in greater detail in the accompanying Proxy Statement.







    The Board of Trustees has fixed the close of business on October 18, 1996, as the record date for determination of shareholders who are entitled to notice of and to vote at the Meeting and any adjournment or postponement thereof.

                               By order of the Trustees,

                               MAUREEN RENZI
                               Assistant Secretary



Boston, Massachusetts
October 30, 1996






YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY CARD(S) AND RETURN IT (THEM) PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES. IF YOU DESIRE TO VOTE IN PERSON AT THE MEETING, YOUR PROXY MAY BE REVOKED. THIS PROXY IS BEING SOLICITED BY THE TRUSTEES OF THE TRUST.







                    FUNDMANAGER AGGRESSIVE GROWTH PORTFOLIO
                          FUNDMANAGER GROWTH PORTFOLIO
                     FUNDMANAGER GROWTH AND INCOME PORTFOLIO
                           FUNDMANAGER BOND PORTFOLIO
                   FUNDMANAGER MANAGED TOTAL RETURN PORTFOLIO
                                EACH A SERIES OF
                                FUNDMANAGER TRUST

                               ONE BEACON STREET
                           BOSTON, MASSACHUSETTS 02108
                                 (800) 344-9033

                                    --------

                                 PROXY STATEMENT
                   NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS
                          TO BE HELD DECEMBER 16, 1996

SPECIAL MEETING

    This Proxy Statement is being furnished to the shareholders of FundManager Aggressive Growth Portfolio ("Aggressive Growth Portfolio"), FundManager Growth Portfolio ("Growth Portfolio"), FundManager Growth and Income Portfolio ("Growth and Income Portfolio"), FundManager Bond Portfolio ("Bond Portfolio") and FundManager Managed Total Return Portfolio ("Managed Total Return Portfolio"), each series of FundManager Trust, a Delaware business trust, which is referred to in this Proxy Statement as the "Trust". The portfolio series of funds within the Trust are collectively referred to herein as the "Portfolios" and individually as a "Portfolio." This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Trust's Trustees for use at the Special Meeting of Shareholders (the "Meeting") to be held at the principal offices of the Trust, sixth floor, One Beacon Street, Boston, Massachusetts 02108 on Monday, December 16, 1996 at 3:00 p.m., Boston time, and at any adjournment or postponement thereof.



                                       1




    As more fully described in this Proxy Statement, the Meeting has been called for the purposes set forth in the table below. This table identifies each proposal set forth in the Notice of Special Meeting of Shareholders and the checkmark (|Pm) indicates which Portfolio's shareholders are being solicited to approve which proposal:


                                                                               MANAGED
                            AGGRESSIVE               GROWTH AND                 TOTAL
                              GROWTH      GROWTH       INCOME       BOND        RETURN
        PROPOSAL            PORTFOLIO    PORTFOLIO   PORTFOLIO    PORTFOLIO   PORTFOLIO
1. Approval of New
   Invest-
   ment Advisory
   Contract
   (All Portfolios)              X          X           X           X           X
2. Election of Trustees
   (All Portfolios)              X          X           X           X           X
3. Ratification of
   Independent Auditors
   (All Portfolios)              X          X           X           X           X


    The most recent annual and semiannual reports for the Trusts have previously been sent to shareholders and are available upon request without charge by calling 1-(800) 344-9033. The annual reports for the year ended September 30, 1996 will be sent to shareholders of record when they are available which is expected to occur prior to November 29, 1996.

    This Proxy Statement and the forms of proxy will be mailed to shareholders of each of the Portfolios on or about November 1, 1996.


SOLICITATION, REVOCATION AND USE OF PROXIES

    HOLDERS OF SHARES OF THE PORTFOLIOS ARE REQUESTED TO COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE. If the enclosed proxy is properly executed and returned in time to be voted at the Meeting, the shares represented thereby will, unless the proxy has previously been revoked, be voted in accordance with the instructions marked on the proxy. Unless instructions to the contrary are marked on the proxy, the proxy will be voted FOR each Proposal, as described in this Proxy Statement and as set forth in the accompanying Notice of Special Meeting, and in the discretion of the persons named as proxies in connection with any other matters as may properly come before the Meeting or any adjournment or postponement of the Meeting. The Trustees do not know of any matter to be considered at the Meeting other than the matters referred to in the Notice of Special Meeting.


                                       2



    Proxy solicitations will be made primarily by mail, but proxy solicitations also may be made by telephone, telegraph or personal interviews conducted by Trustees and officers of the Trusts, by personnel of Freedom Capital Management Corporation, the investment adviser for each of the Portfolios, by personnel of Tucker Anthony Incorporated, and Sutro & Co. Incorporated, the Portfolios' distributors, the Portfolios' transfer agent, Investors Bank & Trust Company, and by D.F. King, Inc., a proxy solicitation firm that has been engaged to assist in proxy solicitation.


    A shareholder executing and returning a proxy has the power to revoke it at any time before it is exercised by filing with the Trusts a written notice of revocation at the following address: One Beacon Street, Boston, Massachusetts 02108, Attention: Maureen Renzi, Assistant Secretary, or returning a duly executed proxy bearing a later date prior to the time of the Meeting. Any shareholder who has executed a proxy but is present at the Meeting and who wishes to vote in person may revoke his or her proxy by notifying the Assistant Secretary of the Trusts (without complying with any formalities) at any time before it is voted. Presence at the Meeting alone will not serve to revoke a previously executed and returned proxy.


    A majority of the shares of a Portfolio entitled to vote at the Meeting shall be a quorum for the transaction of business by that Portfolio. In the event a quorum is not present in person or by proxy at the time any session of the Meeting is called to order, the persons named as proxies may vote those proxies which have been received to adjourn the Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of any of the Proposals have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to any of the Proposals. Any such adjournment will require the affirmative vote of a majority of those shares present in person or by proxy at the session of the Meeting to be adjourned. A shareholder vote may be taken on one or more of the Proposals in the Proxy Statement prior to an adjournment if sufficient votes for its approval have been received and it is otherwise appropriate.

     For purposes of determining the presence or absence of a quorum and for determining whether sufficient votes have been received for approval of any matter to be acted upon at the Meeting, abstentions and broker non-votes will be treated as shares that are present at the Meeting but which have not been voted. For this reason, abstentions and broker non-votes will assist a Portfolio in obtaining a quorum but will have the practical effect of a "no" vote for purposes of obtaining the requisite vote for approval of Proposals One and Three.


                                       3



    Shares do not have cumulative voting rights, which means that in situations in which shareholders elect Trustees, holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trust's Trustees, and the holders of less than 50% of the shares voting for the election of Trustees will not be able to elect any person as a Trustee.

RECORD DATE AND OUTSTANDING SHARES

    Only shareholders of the Portfolios of record as of the close of business on October 18, 1996 (the "Record Date") are entitled to receive notice of, and to vote at, the Meeting and any adjournment or postponement of the Meeting. As of the close of business on the Record Date, the following number of shares of each Portfolio were outstanding and entitled to vote:


                                                                    NUMBER OF
                                                                      SHARES
                   PORTFOLIO                                       OUTSTANDING
Aggressive Growth Portfolio                                        2,393,020.419
Growth Portfolio                                                   1,815,092.472
Growth and Income Portfolio                                        1,909,597.833
Bond Portfolio                                                     7,102,465.338
Managed Total Return Portfolio                                     1,062,982.007

    The holder of each full share outstanding as of the close of business on the Record Date is entitled to one vote for each share held of record upon each matter properly submitted to the Meeting or any adjournment or postponement thereof, with a proportionate vote for each fractional share.

PROXY SOLICITATION EXPENSES

    The cost of soliciting proxies, including the fees of D.F. King, which are estimated to cost $12,000, and all expenses incurred by the Portfolios in connection with the Transaction described in Proposal One, including, without limitation, the expenses relating to the Meeting and to the meetings of the Trustees at which the proposed Transaction (as described below) was considered, and the fees and expenses of counsel to the Portfolios, will be borne by John
Hancock Subsidiaries, Inc. and/or by JHFSC Acquisition Corp., and not by the Trust. Hancock Subsidiaries, Inc. and JHFSC Acquisition Corp. will also reimburse brokerage firms and others for their expenses in forwarding proxy materials to the beneficial owners and soliciting them to execute the proxies.


                                       4



SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS


    As of the close of business on the Record Date, the following persons owned of record or beneficially 5% or more of a Portfolio's shares (percentage is percentage of outstanding shares of a Portfolio owned by the shareholders):


       Tod & Co., Operations Department, P.O. Box 1250, Boston, MA 02104
        Aggressive Growth Portfolio -- 24.2%
          Growth Portfolio -- 43.2% Growth & Income Portfolio -- 48.0% Bond Portfolio -- 72.7%

       Charles Schwab & Co., Inc., Special Custody Account for the Exclusive Benefit of Customers, 101 Montgomery Street, San Francisco, CA 94104
          Aggressive Growth Portfolio -- 20.0%
          Growth Portfolio -- 10.5%
          Growth & Income Portfolio -- 5.1%
          Bond Portfolio -- 9.9%

       Cates Sheet Metal Industries, Inc., Profit Sharing Plan, Michael E. Coughlin TR, 5828 Reeds Rd, Mission, KS 66202
        Managed Total Return Portfolio -- 5.3%

                                  PROPOSAL ONE

                   CONSIDERATION AND APPROVAL OF A NEW MASTER
                 INVESTMENT ADVISORY CONTRACT BETWEEN THE TRUST,
                  ON BEHALF OF EACH PORTFOLIO, AND THE ADVISER


    The  investment   adviser  for  the  Trust  is  Freedom  Capital  Management
Corporation, a Massachusetts corporation (the "Adviser"), with offices at One Beacon Street, Boston, Massachusetts. The Adviser is a registered investment advisory firm which maintains a securities research department, the efforts of which are made available to the Portfolios. The Adviser is a wholly-owned subsidiary of John Hancock Freedom Securities Corporation ("Freedom Securities"), which is a wholly-owned subsidiary of John Hancock Subsidiaries, Inc. ("Hancock Subsidiaries"), which is in turn a wholly-owned subsidiary of John Hancock Mutual Life Insurance Company ("John Hancock"). The head offices of John Hancock, Hancock Subsidiaries and Freedom Securities are at 200 Clarendon Street, Boston, Massachusetts 02116.


    Freedom Distributors Corporation ("Freedom Distributors"), Tucker Anthony Incorporated ("Tucker Anthony") and Sutro & Co. Incorporated ("Sutro"), affiliates of the Adviser, serve as distributors and principal underwriters for the Portfolios pursuant to Master Distribution Agreements



                                       5



with the Trust. Tucker Anthony and Sutro are brokerage firms which are members of the New York Stock Exchange. Freedom Distributors, Tucker Anthony and Sutro are all direct subsidiaries of Freedom Securities and indirect subsidiaries of John Hancock.

THE TRANSACTION


    Under a Contribution Agreement (the "Contribution Agreement") dated as of October 4, 1996 among Hancock Subsidiaries, JHFSC Acquisition Corp., Thomas H. Lee Equity Fund III, L.P. ("Lee") and SCP Private Equity Partners, L.P. ("SCP"), Hancock Subsidiaries, which owns all of the capital stock of Freedom Securities, will contribute 100% of the issued and outstanding shares of capital stock of Freedom Securities to JHFSC Acquisition Corp., in exchange for (i) 4.999% of the issued and outstanding capital stock of JHFSC Acquisition Corp. and (ii) aggregate consideration of $180,000,000 (subject to reduction to the extent of certain distributions made prior to closing) (the "Transaction"). Of the $180,000,000 aggregate consideration paid by JHFSC Acquisition Corp., $85,000,000 will be financed through senior debt issued to a syndicate of banks led by The First National Bank of Boston and $75,000,000 will be financed by the issuance of common stock of JHFSC Acquisition Corp. (the "Equity Financing"), with the remainder being funded from working capital. The Equity Financing will be consummated through the contribution to JHFSC Acquisition Corp. by (i) Lee of an aggregate of up to $40,000,000, (ii) SCP of an aggregate of up to $10,000,000, and (iii) certain members of management and employees of Freedom Securities and its subsidiaries, including the Adviser (the "Employee Shareholders") of an aggregate of at least $25,000,000, in exchange for shares of capital stock of JHFSC Acquisition Corp. In connection with the financing arrangements, the loan from the syndicate of banks led by The First National Bank of Boston will be secured by a pledge of the outstanding capital stock of one or more of JHFSC Acquisition Corp., Freedom Securities and their subsidiaries, including the Adviser, Tucker Anthony and Sutro.


    After giving effect to consummation of the transactions contemplated by the Contribution Agreement, Freedom Securities will become a wholly-owned subsidiary of JHFSC Acquisition Corp., and the Adviser will remain a wholly-owned subsidiary of Freedom Securities. It is anticipated that the outstanding capital stock of JHFSC Acquisition Corp. after the consummation of the Transaction will be held approximately as follows:

                                                                     PERCENTAGE
           INVESTOR                                                   OWNERSHIP
          ----------                                                ------------
Thomas H. Lee Equity Fund III, L.P.                                      49.9%
SCP Private Equity Partners, L.P.                                        13.0%
John Hancock Subsidiaries, Inc.                                           4.9%
Employee Shareholders                                                    32.2%



                                       6



    If the Employee Shareholders contribute more than $25,000,000 (up to $30,000,000), the percentage ownership of Lee and SCP in JHFSC Acquisition Corp. set forth above will be reduced proportionately.


    As a result of the transactions, Freedom Distributors, Tucker Anthony and Sutro, which are also subsidiaries of Freedom Securities, will undergo a change of control similar to the Adviser.


    Thomas H. Lee Equity Fund III, L.P. is a Massachusetts limited partnership. The general partner of Thomas H. Lee Equity Fund III, L.P. is THL Equity Advisors III Limited Partnership, a Massachusetts limited partnership. The general partner of THL Equity Advisors III Limited Partnership is THL Equity Trust III, a Massachusetts business trust. The sole beneficial owner of THL Equity Trust III is Thomas H. Lee. The address of Thomas H. Lee Equity Fund III, L.P., THL Equity Advisors III Limited Partnership and THL Equity Trust III is 75 State Street, Boston, Massachusetts 02109.

    SCP Private Equity Partners, L.P. is a Delaware limited partnership. The general partner of SCP Private Equity Partners, L.P. is SCP Private Equity Management, L.P., a Delaware limited partnership. The interests of SCP Private Equity Management, L.P. are divided equally among its three general partners:
Safeguard Capital Management, Inc. (which is a wholly owned subsidiary of Safeguard Scientifics, Inc., a publicly held company), Winston J. Churchill and Samuel A. Plum. The address of SCP Private Equity Partners, L.P., SCP Private Equity Management, L.P., Safeguard Capital Management, Inc., Winston J. Churchill and Samuel A. Plum is 435 Devon Park Drive, Wayne, Pennsylvania 19087.


    Consummation of the Transaction is subject to the conditions set forth in the Contribution Agreement, including, without limitation, consummation of the financing arrangements, approval by the Trustees of the Trust of the New Master Investment Advisory Contract (which approval has been obtained) and the receipt of certain governmental and third party approvals. The Transaction is also conditioned upon the approval by shareholders of the Portfolios of Proposal One set forth in this Proxy Statement and the receipt of the Exemptive Order described below. No assurance can be given that the Transaction will be consummated.


    If the Transaction is consummated and if shareholders of the Portfolios approve the proposed New Master Investment Advisory Contract with the Adviser, the Adviser will continue the investment advisory functions it currently performs. If the Transaction is not consummated, the Portfolios' Existing Master Investment Advisory Contract with the Adviser will remain in place.


    Compliance with Section 15(f) of the 1940 Act. The Trust intends to adhere to the provisions of Section 15(f) of the Investment Company Act of 1940 (the "1940 Act"). Section 15(f) of the 1940 Act provides that when a



                                       7



change in control of an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection therewith as long as two conditions are satisfied. First, no unfair burden may be imposed on the investment company as a result of the Transaction relating to the change of control, or any express or implied terms, conditions or understandings, applicable thereto. The term "unfair burden," as defined in the 1940 Act, includes any arrangement during the two-year period after the change in control whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to received any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company
(other than fees for bona fide principal underwriting services). No such compensation arrangements are contemplated in the Transaction. Hancock Subsidiaries and JHFSC Acquisition Corp. have agreed in the Contribution Agreement to, and have each represented to the Board of Trustees of the Trust that they will use their best efforts to, ensure that the Transaction will not cause the imposition of an unfair burden on any of the Portfolios.


    The second condition is that during the three-year period immediately following consummation of the Transaction, at least 75% of the investment company's board of trustees must not be "interested persons" of the investment adviser or predecessor investment adviser within the meaning of the 1940 Act. Hancock Subsidiaries and JHFSC Acquisition Corp. have agreed in the Contribution Agreement to, and have each represented to the Trustees of the Trust that they will use their best efforts to, ensure that the second condition is met. The current nominees for election as Trustees of the Trust, as described below under Proposal Two of this Proxy Statement, meet this condition of Section 15(f).


    Change of Control and Exemptive Order Application. As required by the 1940 Act, the Existing Master Investment Advisory Contract pursuant to which the Adviser provides investment advisory services to the Portfolios provides for its automatic termination upon its "assignment." The 1940 Act defines "assignment" to include any direct or indirect transfer or hypothecation of a contract by the assignor, or of a controlling block of the assignor's outstanding voting securities by a security holder of the assignor. If the Transaction is consummated, an indirect change in control of the Adviser would occur, giving rise to an "assignment" of the Portfolios' Existing Master Investment Advisory Contract with the Adviser within the meaning of the 1940 Act, necessitating shareholder approval of new master investment advisory agreements. In addition, if the Transaction is consummated, Freedom Distributors, Tucker Anthony and Sutro, which are also


                                       8



subsidiaries of Freedom Securities and affiliates of the Adviser, would also undergo an indirect change of control similar to the Adviser, giving rise to the "assignment" of the Portfolios' current distribution agreements with these distributors within the meaning of the 1940 Act, necessitating Trustee approval of new distribution agreements. The Trustees of the Trusts approved new distribution agreements with the Portfolios' distributors on October 3, 1996 in anticipation of the consummation of the Transaction.

    With respect to the Existing Master Investment Advisory Contract, the Trust on behalf of the Portfolios and the Adviser (together with the Trust, the "Applicants"), applied pursuant to Section 6(c) of the 1940 Act, for an order of the SEC to provide the Applicants an exemption from Section 15(a) of the 1940 Act (the "Exemptive Order"). Section 15(a) of the 1940 Act generally requires the shareholders to approve a new investment advisory agreement.


    The requested exemption would permit the implementation, prior to formal shareholder approval, of the New Master Investment Advisory Contract described below, which is substantially identical to the existing master investment advisory agreement, between the Trust and the Adviser with respect to each Portfolio. The requested exemption would cover an interim period of not more than 120 days (the "Interim Period") beginning on the date of the Transaction and continuing through the date a New Master Investment Advisory Contract is approved or disapproved by the shareholders of the respective Portfolios pursuant to this proxy, but in no event later than March 31, 1997. For each Portfolio, the aggregate contractual rate chargeable for investment advisory services will remain the same. During the Interim Period, fees payable by the Portfolios for such investment advisory services will be paid into escrow.

    Under the Exemptive Order, the Applicants proposed to enter into an escrow arrangement with an unaffiliated financial institution that will serve as escrow agent. The arrangement, in substance, will provide that the fees payable to the Adviser during the Interim Period under the New Master Investment Advisory Contract will be paid into an interest-bearing escrow account maintained by the escrow agent and that the amounts in the escrow account with respect to each Portfolio (including interest earned on such paid fees) will be paid to the Adviser only if shareholders of the Portfolio approve the New Master Investment Advisory Contract . If shareholders of a Portfolio fail to approve the New Master Investment Advisory Contract , the escrow agent will pay that Portfolio its respective share of the escrow amounts (including any interest earned).

EXISTING MASTER INVESTMENT ADVISORY CONTRACT


    Pursuant to a master investment advisory contract dated as of May 8, 1995 (the "Existing Master Investment Advisory Contract ") between the Trust and the Adviser, the Adviser agreed to act as investment adviser and manager


                                       9



to the Portfolios. As manager and investment adviser, the Adviser has: (a) furnished continuously an investment program for the Portfolios and determine, subject to the overall supervision and review of the Trustees, which investments should be purchased, held, sold or exchanged, (b) provided supervision over all aspects of the Portfolios' operations except those which are delegated to a custodian, transfer agent or other agent, and (c) provided the Trust with such executive, administrative and clerical personnel, offices and equipment as are deemed necessary for the conduct of the business of the Portfolios.

    Each Portfolio bears all costs of its organization and operation, including expenses of preparing, printing and mailing all shareholders' reports, notices, prospectuses (except that the expense of printing and mailing prospectuses used for promotional purposes will not be borne by the Portfolios), proxy statements and reports to regulatory agencies; expenses relating to the issuance, registration and qualification of shares of the Trust; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; expenses of redeeming shares; brokerage and other expenses connected with the execution of portfolio securities sales; fees and expenses of the Trust's custodian, including those for keeping books and accounts and calculating the net asset value of shares of each Portfolio; fees and expenses of its independent auditors, legal counsel, transfer agent and dividend disbursing agent; the compensation and expenses of its Trustees, officers and employees; expenses of Trustees' and shareholders' meetings; insurance premiums; and any extraordinary expenses.


    The continuation of the Existing Master Investment Advisory Contract for the Trust was last approved on March 12, 1996 by all of the Trustees, including all of the Trustees who are not parties to that Existing Master Investment Advisory Contract or "interested persons" (as defined in the 1940 Act) of any such party and was approved on May 4, 1995 by the then outstanding shareholders of each of the Portfolios. The Existing Master Investment Advisory Contract will continue in effect with respect to each Portfolio from year to year, provided that its continuance is approved annually both (i) by the holders of a majority of the outstanding voting securities of each Portfolio or by the Board of Trustees, and
(ii) by a majority of the Trustees who are not parties to the Existing Master Investment Advisory Contracts or "interested persons" (as defined in the 1940
Act) of any such party. The Existing Master Investment Advisory Contract may be terminated on 60 days' written notice by either party and will terminate automatically if it is assigned.

    Each of the Portfolios pays the Adviser a monthly advisory fee in an amount equal, on an annual basis, to .50% of each Portfolio's average daily net assets up to and including $500,000,000 and .40% of each Portfolio's average daily net assets in excess of $500,000,000.


                                       10




    For the fiscal year ended September 30, 1996, the Aggressive Growth Portfolio, the Growth Portfolio, the Growth and Income Portfolio, the Bond Portfolio and the Managed Total Return Portfolio paid the Adviser Investment Advisory fees of $181,228, $132,741, $167,091, $367,139 and $67,171, respectively.


NEW MASTER INVESTMENT ADVISORY CONTRACT

    If the proposed New Master Investment Advisory Contract is approved by the shareholders of the Portfolios to which the respective agreements relate, the Adviser will continue to serve as investment adviser to each Portfolio. Following the Transaction, the Adviser will continue as a subsidiary of John Hancock Freedom Securities Corporation and will become a subsidiary of JHFSC Acquisition Corp. The terms and conditions of the proposed New Master Investment Advisory Contract are substantially identical to those of the Existing Master Investment Advisory Contract.


    The proposed New Investment Advisory Contract, if approved, will continue in effect for a two year period following the later to occur of (i) such approval by the relevant Portfolio's shareholders, or (ii) the consummation of the Transaction; provided, that, if exemptive relief is granted by the SEC, the New Master Investment Advisory Contract will become effective upon the consummation of the Transaction, even if that is prior to the approval of the New Master Investment Advisory Contract by the shareholders of the Portfolios. Subsequently the proposed New Master Investment Advisory Contract will be subject to annual approval by the Trustees and by the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Adviser or the Trust (the "Independent
Trustees"), or to approval by the relevant Portfolio's shareholders. The proposed New Master Investment Advisory Contract may be terminated as to any
Portfolio, without penalty, by the Trustees or by the shareholders of the relevant Portfolio upon 60 days' written notice to the Adviser or by the Adviser upon 60 days' written notice to the Portfolio. The proposed New Master Investment Advisory Contract will terminate automatically in the event of its "assignment," as defined in the 1940 Act. If the proposed New Investment Advisory Contract is approved, as manager and investment adviser, the Adviser will: (a) furnish continuously an investment program for the Portfolios and determine, subject to the overall supervision and review of the Trustees, which investments should be purchased, held, sold or exchanged, (b) provide supervision over all aspects of the Portfolios' operations except those which are delegated to a custodian, transfer agent or other agent, and (c) provide the Trust with such executive, administrative and clerical personnel, offices and equipment as are deemed necessary for the conduct of the business of the Portfolios.



                                       11




     If the proposed New Master Investment Advisory Contract is approved, each Portfolio will bear all costs of its organization and operation, including expenses of preparing, printing and mailing all shareholders' reports, notices, prospectuses (except that the expense of printing and mailing prospectuses used for promotional purposes will not be borne by the Portfolios), proxy statements and reports to regulatory agencies; expenses relating to the issuance, registration and qualification of shares of the Trust; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; expenses of redeeming shares; brokerage and other expenses connected with the execution of portfolio securities transactions; fees and expenses of the Trust's custodian, including those for keeping books and accounts and calculating the net asset value of shares of each Portfolio; fees and expenses of its independent auditors, legal counsel, transfer agent and dividend disbursing agent; the compensation and expenses of its Trustees, officers and employees; expenses of Trustees' and shareholders' meetings; insurance premiums; and any extraordinary expenses.


    If the proposed New Master Investment Advisory Contract is approved, each of the Portfolios will pay the Adviser a monthly advisory fee in an amount equal, on an annual basis, to .50% of each Portfolio's average daily net assets up to and including $500,000,000 and .40% of each Portfolio's average daily net assets in excess of $500,000,000, which is identical to the fees paid to the Adviser under the Existing Master Investment Advisory Contract.

INFORMATION ABOUT THE ADVISER

    Information Concerning Directors and Executive Officers of the Adviser. The names and principal occupations of each director and executive officer of the Adviser are set forth below. The business address of each person listed below is One Beacon Street, Boston, Massachusetts 02108, except that the business address for Messrs. Kirshbaum, Lipson and Hirsch and Ms. Graham-Lyons is One World Financial Center, New York, NY 10281.


                                          PRINCIPAL OCCUPATION AND    POSITION
                          POSITION        OTHER BUSINESS EXPERIENCE   WITH THE
         NAME           WITH ADVISER        WITHIN LAST TWO YEARS      TRUSTS
       -------          ------------      -------------------------   ---------
Dexter A. Dodge         Chairman and       Chief Executive Officer,   Trustee,
                        Managing            President and Managing    Chairman
                        Director            Director of the Adviser   and Chief
                                                                      Executive
                                                                      Officer

John J. Danello         President and      President and Chief        Executive
                        Managing            Operating and Secretary   Vice
                        Director            Officer of the Adviser    President



                                       12




                                          PRINCIPAL OCCUPATION AND    POSITION
                          POSITION        OTHER BUSINESS EXPERIENCE   WITH THE
         NAME           WITH ADVISER        WITHIN LAST TWO YEARS      TRUSTS
       -------          ------------      -------------------------   ---------

John Goldsmith          Managing           Chairman & CEO, John          --
                        Director            Hancock Freedom
                                            Securities Corporation

Lawrence G. Kirshbaum   Managing           Chief Financial Officer    Trustee
                        Director            and Executive Vice
                                            President of John
                                            Hancock Freedom
                                            Securities Corporation

Terrence J. Gerlich     Managing           Managing Director of the      --
                        Director            Adviser

Arthur E. McCarthy      Managing           Managing Director of the      --
                        Director            Adviser. Registered
                                            Representative of
                                            Tucker Anthony
                                            Incorporated

Richard V. Howe         Managing           Managing Director of the      --
                        Director            Adviser

Ellen C. Varney         Senior Vice        Senior Vice President and     --
                        President and       Chief Financial Officer
                        Chief               of Adviser since
                        Financial           February 1996.
                        Officer             Financial Manager of
                                            John Hancock from
                                            September 1990 to
                                            December 1995

Charles B. Lipson       President of       President and founder of    President
                        the M.D.            the M.D. Hirsch Division      and
                        Hirsch              of the Adviser since       Principal
                        Division of         February 1995. Chief       Executive
                        the Adviser         Operating Officer of the    Officer
                                            M.D. Hirsch Division of
                                            Republic Asset
                                            Management Corporation
                                            from February 1991 to
                                            December 1994.

Michael D. Hirsch       Chairman,         Chairman, M.D. Hirsch        Executive
                        M.D. Hirsch        Division of the Adviser        Vice
                        Division of        since February 1995.        President
                        the Adviser        Vice Chairman and              and
                                           Managing Director, M.D.     Portfolio
                                           Hirsch Division of           Manager
                                           Republic Asset
                                           Management Corporation
                                           from June 1993 to
                                           February 1994.

Michelle Graham-Lyons   Senior Vice       Senior Vice President          Vice
                        President of       since February 1995 of      President
                        the Adviser        the Adviser. First Vice       and
                                           President M.D. Hirsch       Portfolio
                                           Division of Republic         Manager
                                           Asset Management
                                           Corporation from June
                                           1993 to February 1994



                                       13



CONSIDERATION BY THE TRUSTEES

    The Trustees of the Trust, including the Independent Trustees, have approved the New Master Investment Advisory Contract on behalf of each Portfolio, and recommend that the New Investment Advisory Contract be approved by shareholders of the Portfolios.

    Since the commencement of negotiations by John Hancock concerning the Transaction, the Contracts Committee, which is comprised of the Independent Trustees, met separately and together with the full Board three times. Messrs. Kendall and Osterberg have served and continue to serve on this Committee. In the course of their review, the Trustees, including the Independent Trustees, requested information of the Adviser and JHFSC Acquisition Corp. and reviewed the information provided by them regarding the Transaction and its anticipated effects upon the Portfolios and their shareholders.

     The Trustees, including the Independent Trustees, of the Trust considered, among other things, the structure of the Transaction and the terms of the Contribution Agreement and related agreements, including the representations of both the Adviser and JHFSC Acquisition Corp. with respect to the Portfolios. In particular, the Trustees noted the parties' agreements to use their best efforts to assure that no unfair burden would be imposed on the Portfolios as a result of the Transaction, as well as the fact that the Transaction would be conditioned upon approval of the New Master Investment Advisory Contract by the Trust's Board of Trustees. The Trustees also relied upon representations of the Adviser and JHFSC Acquisition Corp. that (i) no material changes in the operation of the Trusts are contemplated as a result of the Transaction, (ii) there is no present intention on the part of the Adviser or JHFSC Acquisition Corp. to propose any increase in the rate of fees paid by the Trust to the Adviser, and (iii) no material changes in the management of the Adviser are presently contemplated as a result of the Transaction.

    The Trustees, including the Independent Trustees, of the Trust further considered whether the Transaction could enhance the investment advisory operations of the Adviser and the level and quality of services provided to the Portfolios and their shareholders, as well as the commitments provided by the Adviser and JHFSC Acquisition Corp. that substantially the same personnel at the Adviser who now provide advisory services to the Portfolios would continue to do so after the Transaction. The Trustees also considered the reputation, financial responsibility and stability of the owners of JHFSC Acquisition Corp.

    The Trustees, including the Independent Trustees, of the Trust also considered the fact that the advisory fees would remain the same under the New Master Investment Advisory Contract as under the Existing Master



                                       14



Investment  Advisory  Contract  and the fact  that the  terms of the New  Master
Investment Advisory Contract do not substantially differ from those of the Existing Master Investment Advisory Contract. The Trustees also relied on the representations of Hancock Subsidiaries and JHFSC Acquisition Corp. that the Portfolios and their shareholders would not bear any fees or expenses in connection with the Transaction. In addition, the Trustees considered, based on the data available to them, the Adviser's historical profitability with respect to its management of the Portfolios as well as its reasonably anticipated profitability after the Transaction. The Trustees also considered that the New Master Investment Advisory Contract provided that it may be terminated by the shareholders of the relevant Portfolio and by the Trustees without the payment of any penalty by such Portfolio.

    In addition, the Trustees considered during the course of their due diligence process (i) the history, reputation, qualifications and background of the Adviser, as well as the qualifications of its personnel (ii) the Adviser's investment performance record with respect to the Portfolios, and (iii) the benefits, if any, expected to be realized as a result of the Transaction.

    After considering these and other factors, the Trustees, including the Independent Trustees, at a meeting held in person on October 3, 1996, unanimously approved the proposed New Master Investment Advisory Contract with the Adviser and recommended its approval to the shareholders of the Portfolios.

    THE TRUSTEES OF THE TRUST, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMEND THAT THE SHAREHOLDERS OF EACH PORTFOLIO VOTE FOR PROPOSAL ONE, THE APPROVAL OF THE NEW MASTER INVESTMENT ADVISORY CONTRACT FOR THEIR RESPECTIVE PORTFOLIO.

REQUIRED VOTE


    Approval of the New Master Investment Advisory Contract between the Trust, on behalf of a Portfolio, and the Adviser requires the affirmative vote of a majority of the outstanding shares of each Portfolio, voting separately as a Portfolio. Under the 1940 Act, this means that, to be approved by a Portfolio, this Proposal must receive the affirmative vote of holders of the lesser of either (a) 67% or more of the outstanding shares of the applicable Portfolio, voting as a single class, present at the Meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (b) more than 50% of the outstanding shares of the applicable Portfolio, voting as a single class.



                                       15



                               PROPOSAL TWO

              ELECTION OF FOUR TRUSTEES OF EACH OF THE TRUSTS

    At the Meeting, the shareholders of each of the Portfolios are being asked to elect the four nominees of the Board of Trustees of the Trust, to serve during the lifetime of the Trust except if a Trustee sooner dies, resigns or is removed as provided in the Agreement and Declaration of Trust, as amended (the "Agreement and Declaration of Trust"), of the Trust. After the election by the shareholders at the Meeting, the Board of Trustees will be a self-perpetuating body until fewer than 50% of the Trustees serving as such are Trustees who were elected by shareholders. At that time, another meeting of shareholders will be called to elect Trustees.

    All of the nominees named below, except Mr. Haack, are presently serving as Trustees of the Trust. All shares represented by valid proxies will be voted in the election of Trustees of the Trust for the nominees named below, unless authority to vote for a particular nominee is withheld. Each nominee has agreed to serve as Trustee if elected. If any such nominee is not available for election at the time of the Meeting, the persons named as proxies will vote for such substitute nominee as the Independent Trustees may recommend.

CONSIDERATION BY BOARD OF TRUSTEES

    THE TRUSTEES OF THE TRUST, INCLUDING THE INDEPENDENT TRUSTEES, WHO ARE NOT "INTERESTED PERSONS," RECOMMEND THAT SHAREHOLDERS OF THE TRUST VOTE FOR PROPOSAL TWO, THE ELECTION OF THE NOMINEES BELOW AS TRUSTEES OF THE TRUST.

INFORMATION AS TO NOMINEES

     Set forth below is certain information as of September 30, 1996 regarding the nominees as Trustees of the Trust, including each nominee's position with the Trust, principal occupation for the past five years and age.



                                             TRUSTEE
      NAME, AGE, OFFICE WITH EACH            OF EACH
     TRUST AND BUSINESS EXPERIENCE            TRUST         SHARES OF EACH FUND
      DURING THE PAST FIVE YEARS              SINCE        BENEFICIALLY OWNED(1)
  -----------------------------------       ----------    ----------------------

DEXTER A. DODGE* (61): Chairman of the
  Trust. President, CEO and Managing
  Director of the Adviser since July 1992.
  Vice President of Freedom Distributors
  Corporation since 1989 and Director
  since 1994                                   1992                  0



                                       16



ERNEST T. KENDALL (63): Trustee of the
  Trust. President, Commonwealth Research
  Group, Boston, MA, a consulting firm
  specializing in microeconomics,
  regulatory economics and labor
  economics, since 1978.                       1993                  0

RICHARD B. OSTERBERG (52): Trustee of the
  Trust. Member of the law firm of Weston,
  Patrick, Willard & Redding, Boston, MA,
  since 1978                                   1993                  0

JOHN R. HAACK (54) Nominee for Trustee of
  the Trust. Vice President of Operations,
  Reliable Transaction Processing, 1995
  to present. Major General, Assistant to
  the Commander in Chief, U.S. Space
  Command, 1993 to 1995. General Manager,
  Unilect Industries, which is an
  electrical component manufacture, 1993
  to 1994. Brigadier General, Commander
  of 102nd Fighter Interceptor Wing, U.S.
  Air Force and Air National Guard, 1986
  to 1993                                      N/A                  0

Trustees and executive officers of
  FundManager Trust as a group
  (8 persons)                                       Aggressive Growth Portfolio
                                                    - 2,045.533; Growth
                                                    Portfolio - 1,363.543;
                                                    Growth and Income Portfolio
                                                    - 592.858; Bond Portfolio -
                                                    1,244.439; Managed Total
                                                    Return Portfolio - 2,792.443


-------------
 * These nominees as Trustees and/or officers are deemed to be "interested persons" of the Trusts, as defined in the 1940 Act, inasmuch as they are affiliated with the Adviser, Freedom Distributors Corporation or John Hancock Freedom Securities Corporation.

(1) None of the persons listed or the nominees as Trustees and executive officers as a group beneficially owns in excess of 1% of the outstanding shares of any Portfolio. Except as otherwise indicated, the individual indicated as being the beneficial owner of such shares has sole voting and investment power with respect to such shares.



                                       17



TRUSTEE MEETINGS AND COMMITTEES


    During the fiscal year ended September 30, 1996, the Trustees of the Trust met four times and each Trustee who was serving as a Trustee or committee member attended at least 75% of the meetings of the respective Trust and/or any committees thereof of which he was a member.

    The Board of Trustees has elected members of two standing committees: the Audit Committee and the Contracts Committee. The Audit Committee of the Trust is presently composed of Mr. Kendall (Chairman) and Mr. Osterberg. The Audit Committee is responsible for conferring with its Trust's independent auditors, reviewing the scope and procedures of the Trust's year-end audit and recommending the selection of the Trust's independent auditors. The Audit Committee of the Trust met two times during the fiscal year ended September 30, 1996.

    The Contracts Committee of each Trust is presently composed of Mr. Osterberg (Chairman) and Mr. Kendall. The Contracts Committee of the Trust is responsible for evaluating the approval or continuation of the Trust's advisory, distribution, custodial and transfer agent agreements and making recommendations to the entire Board of Trustees of the Trust. The Contracts Committees of the Trust met once during the fiscal year ended September 30, 1996.


OFFICERS OF THE TRUST

    The following table lists the officers of the Trust who are not also nominees as Trustees, along with their ages, principal occupations, and business experience during the past five years. These officers are deemed to be "interested persons" of the Trusts under the 1940 Act inasmuch as they are affiliated with the Adviser as described herein. Information concerning Mr. Dodge, who is an officer and Trustee of the Trust, is provided under the section above entitled "Information as to Nominees."


          NAME, AGE AND                         PRINCIPAL OCCUPATION AND
       POSITION WITH TRUST               BUSINESS EXPERIENCE FOR PAST FIVE YEARS
       -------------------               ---------------------------------------

Charles B. Lipson (50)                   President and founding  partner of  the
  President and Principal                 M.D.   Hirsch   Division   of  Freedom
  Executive Officer                       Capital since February 1995. President
                                          and  Chief  Operating  Officer  of the
                                          M.D. Hirsch Division of Republic Asset
                                          Management  Corporation  from February
                                          1991 to  December  1994.  Senior  Vice
                                          President and Chief Operating  Officer
                                          of Home Capital  Services,  Inc. prior
                                          to February 1991.



                                       18




          NAME, AGE AND                         PRINCIPAL OCCUPATION AND
       POSITION WITH TRUST               BUSINESS EXPERIENCE FOR PAST FIVE YEARS
       -------------------               ---------------------------------------

John J. Danello (41)                     President of the Adviser since February
  Executive Vice President                1996. Chief  Operating  Officer  since
                                          February  1994.  Managing  Director of
                                          the Adviser since December 1992. Clerk
                                          and  General  Counsel  of the  Adviser
                                          since  November  1986.  President  and
                                          Director since February 1989 and Clerk
                                          since   February   1987   of   Freedom
                                          Distributors  Corporation.   President
                                          and  Secretary of Freedom  Mutual Fund
                                          and Freedom  Group of Tax Exempt Funds
                                          since July 1992.

Michael D. Hirsch (51)                   Chairman,  M.D. Hirsch Division of  the
  Executive Vice President                Adviser  since  February  1995.   Vice
  and Portfolio Manager                   Chairman and Managing  Director,  M.D.
                                          Hirsch   Division  of  Republic  Asset
                                          Management  Corporation from June 1993
                                          to  February   1994.   President  M.D.
                                          Hirsch  Investment  Management,   Inc.
                                          from February 1991 to June 1993. Chief
                                          Investment Officer,  Republic National
                                          Bank of New  York  prior  to  February
                                          1991.

Michelle Graham-Lyons (35)               Senior Vice  President  of  the Adviser
  Vice President and Portfolio            since   February   1995.   First  Vice
  Manager                                 President,  M.D.  Hirsch  Division  of
                                          Republic Asset Management  Corporation
                                          from June 1993 to February 1994. First
                                          Vice President, M.D. Hirsch Investment
                                          Management, Inc. from February 1991 to
                                          June 1993. Senior Investment  Analyst,
                                          Republic  National  Bank  of New  York
                                          prior to February 1991.


REMUNERATION OF EXECUTIVE OFFICERS AND TRUSTEES


    The following table provides information concerning the aggregate compensation paid to each of the incumbent Trustees nominated for election for services rendered to the Portfolios during the year ended September 30, 1996. The Trusts do not provide any pension or retirement benefits for the Trustees.


                                                                                                   TOTAL
                      AGGREGATE                     AGGREGATE                     AGGREGATE     COMPENSATION
                    COMPENSATION     AGGREGATE    COMPENSATION     AGGREGATE    COMPENSATION        FROM
                      FROM THE     COMPENSATION     FROM THE     COMPENSATION     FROM THE          FUND
                     AGGRESSIVE      FROM THE        GROWTH        FROM THE        MANAGED        COMPLEX
                       GROWTH         GROWTH       AND INCOME        BOND       TOTAL RETURN      PAID TO
NAME OF TRUSTEES      PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO     TRUSTEES (A)
Dexter A. Dodge         $  0           $  0           $  0            $  0           $  0         $     0
Ernest T. Kendall        720            720            720             720            720         $ 20,400
Richard B. Osterberg     720            720            720             720            720         $ 20,400

----------
(a) The term "Fund Complex" refers to the Portfolios and the portfolio series of the Freedom Mutual Fund and the Freedom Group of Tax Exempt Funds to which the Adviser also provides advisory services.


                                       19


REQUIRED VOTE

    Under the Trust's Agreement and Declaration of Trust, a quorum being present, those nominees for Trustee of the Trust receiving a plurality of the votes cast by the shareholders of the Trust, shall be elected.

                              PROPOSAL THREE

             RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS


    The Trustees of the Trust, including the Independent Trustees, have selected Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02110, as the independent auditors for the fiscal year ended September 30, 1997 with respect to the Trust. At the Meeting, shareholders of the Trust are being asked to ratify the selection of Ernst & Young LLP to perform audit services for the Trust.


    Ernst & Young LLP, which has no direct or indirect material financial interest in the Trust, has served as the Trust's independent auditors since 1992. The services provided by Ernst & Young LLP consist of (1) examination of the Trust's annual financial statements, (2) assistance and consultation in connection with Securities and Exchange Commission filings, and (3) review of the annual income tax returns filed on behalf of the Trust.

    If the Trust receives a written request from any shareholder at least five days prior to the Meeting stating the shareholder will be present in person at the Meetings and desires to ask questions of the independent auditors, the Trust will arrange to have a representative of Ernst & Young LLP present at the Meeting to respond to such questions.

CONSIDERATION BY THE TRUSTEES

    THE TRUSTEES OF THE TRUST, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMEND THAT SHAREHOLDERS OF THE TRUST VOTE FOR PROPOSAL THREE, THE RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS OF THE TRUST.

REQUIRED VOTE


    Ratification of the selection of Ernst & Young LLP as the independent auditors of the Trust requires the affirmative vote of a majority of the outstanding shares of the Trust. Under the 1940 Act, this means that, to be approved by the Trust, this Proposal must receive the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Trust, voting as a single class, or (2) 67% or more of the outstanding shares of the Trust, voting as a single class, present at the Meeting, if the holders of more than 50% of the outstanding shares of the Trust are present or represented by proxy.



                                       20



                               OTHER MATTERS

    The Board of Trustees do not know of any other matters that will be presented for action at the Meetings. If other matters are presented, proxies will be voted in accordance with the best judgment of the proxy holders.

                           SHAREHOLDER PROPOSALS

    Under the Trust's Agreement and Declaration of Trust, no annual or special meetings of shareholders are required. Any shareholder desiring to present a proposal for consideration at the next meeting of shareholders of one or more of the Portfolios should submit the proposal in writing so that it is received by the Assistant Secretary of the Portfolios at One Beacon Street, Boston, Massachusetts 02108 within a reasonable time before the meeting.

                          ADDITIONAL INFORMATION

    The principal distributors and underwriters for all of the Portfolios are Tucker Anthony, Incorporated which is located at One World Financial Center, New York, NY 10281, Sutro & Co. Incorporated, which is located at 201 California Street, San Francisco, California 94111, and Freedom Distributors Corporation, which is located at One Beacon Street, Boston, Massachusetts 02108. The Transfer and Shareholder Services Agent for all of the Portfolios is Investors Bank & Trust Company, 89 South Street, Boston, Massachusetts 02111.


   The information contained in this Proxy Statement regarding JHFSC Acquisition Corp., Lee and SCP and the terms of the Transaction was provided by JHFSC Acquisition Corp., Lee and SCP.


    WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED TO FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY.


                                       21








                                                                       EXHIBIT A

                       MASTER INVESTMENT ADVISORY CONTRACT
                                FUNDMANAGER TRUST
                                ONE BEACON STREET
                           BOSTON, MASSACHUSETTS 02108


                                                                     , 1996


FREEDOM CAPITAL MANAGEMENT CORPORATION
ONE BEACON STREET
BOSTON, MASSACHUSETTS 02108-3105

Dear Sirs:

    This will confirm the agreement between the undersigned (the "Trust") and Freedom Capital Management Corporation (the "Adviser") as follows:


       1. The Trust is an open-end investment company organized as a Delaware business trust and consists of one or more separate investment portfolios as may be established and designated by the Trust's Board of Trustees (the "Board of Trustees") from time to time. This Contract shall pertain only to such portfolios of the Trust as shall be designated in Supplements to this Contract as further agreed between the Trust and the Adviser (the "Portfolios"). A separate series of shares of beneficial interest in the Trust is offered to investors with respect to each Portfolio. The Trust engages in the business of investing and reinvesting the assets of each Portfolio in the manner and in accordance with the investment objectives and restrictions specified in the currently effective prospectus (the "Prospectus") relating to the Trust and the Portfolios included in the company's Registration Statement, as amended from time to time, filed by the Trust under the Investment Company Act of 1940, as amended (the "1940 Act") and the Securities Act of 1933. Copies of the documents referred to in the preceding sentence have been furnished to the Adviser. Any amendments to those documents shall be furnished to the Adviser promptly. Pursuant to Master Distribution Contracts and Supplements thereto between the Trust and each of Tucker Anthony Incorporated, Sutro & Co., Incorporated, Freedom Distributors Corporation and Signature Broker Dealer Services, Inc. [or such other distributors as of the effective date of this Agreement] (the "Distributors"), the Trust has employed the Distributors to act as principal underwriters for each Portfolio pursuant to a Master Administrative Services Contract and Supplements thereto between the Trust and Signature Broker Dealer Services, Inc. [or such other administrator as of the effective date of this Agreement] (the "Administrator"). The Trust has employed the Administrator to provide to the Trust management and other services.


       2. The Trust hereby appoints the Adviser to provide to the Portfolios the investment advisory services specified in this Contract and the Adviser hereby accepts such appointment.

       3. (a) The Adviser shall, at its expense, (i) employ or associate with itself such persons as it believes appropriate to assist it in performing its obligations under this Contract and (ii) provide all services, equipment and facilities necessary to perform its obligations under this Contract.

           (b) The Trust shall be responsible for all of their expenses and liabilities, including compensation of Trustees who are not affiliated with the Distributors or any of their affiliates; taxes and governmental fees; interest charges; fees and expenses of the Trust's independent auditors and legal counsel; trade association membership dues; fees and expenses of any custodian (including maintenance of books and accounts and calculation of the net asset value of shares of the Portfolios), transfer agent, registrar and dividend disbursing agent of the Trust; expenses of issuing, selling, redeeming, registering and qualifying for Sale shares of beneficial interest in the Trust; expenses of preparing and printing share certificates, and preparing, printing and mailing prospectuses and reports to shareholders, notices, proxy statements (other than the proxy statement prepared for the shareholders meeting convened to consider this agreement (the "initial meeting") and reports to regulatory agencies; and cost of office supplies, including stationery; travel expenses of all officers, Trustees and employees; insurance premiums; brokerage and other expenses of executing portfolio transactions; expenses of shareholders' meetings, other than the initial meeting; organization expenses; and extraordinary expenses.

       4. (a) The Adviser shall provide to the Trust investment guidance and policy direction in connection with the management of the portfolio of each Portfolio, including oral and written research, analysis, advice, statistical and economic data and information and judgments of both a macroeconomic and microeconomic character.

           The Adviser will determine the securities to be purchased or sold by each Portfolio and will place orders pursuant to its determinations either directly with the issuer or with any broker or dealer who deals in such securities. The Adviser will determine what portion of each Portfolio's portfolio shall be invested in securities described by the policies of such Portfolio and what portion, if any, should be invested otherwise or held uninvested.

           The Trust will have the benefit of the investment analysis and research, the review of current economic conditions and trends and the consideration of long-range investment policy generally available to investment advisory customers of the Adviser. It is understood that the Adviser will not use any non-public information pertinent to investment decisions undertaken in connection with this Contract that may be in its possession or in the possession of any of its affiliates nor will the Adviser seek to obtain any such information.

       (b) The Adviser also shall provide to the Trust's officers administrative assistance in connection with the operation of the Trust and each of the Portfolios, which shall include (i) compliance with all reasonable requests of the Trust for information, including information required in connection with the Trust's filings with the Securities and Exchange Commission and state securities commissions and (ii) such other services as the Advisers shall from time to time determine, upon consultation with the Administrator, to be necessary to useful to the administration of the Trust and each of the Portfolios.

       (c) As manager of the assets of each Portfolio, the Adviser shall make investments for the account of each Portfolio in accordance with the Adviser's best judgment and within the investment objectives and restrictions set forth in the Prospectus, the 1940 Act and the provisions of the Internal Revenue Code of 1986 relating to regulated investment companies subject to policy decisions adopted by the Board of Trustees.

       (d) The Adviser shall furnish to the Board periodic reports on the investment performance of each Portfolio and on the performance of its obligations under this Contract and shall supply such additional reports and information as the Trust's officers or Board of Trustees shall reasonably request.

       (e) On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of a Portfolio as well as other customers, the Adviser, to the extent permitted by applicable law, may aggregate the securities to be so sold or purchased in order to obtain the best execution or lower brokerage commissions, if any. The Adviser may also on occasions purchase or sell a particular security for one or more customers in different amounts. On either occasion, and to the extent permitted by applicable law and regulations, allocation of the securities so purchased or sold, as well as the expenses incurred in the will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to that Portfolio and to such other customers.

       5. The Adviser shall give the Trust the benefit of the Adviser's best judgment and efforts in rendering services under this Contract. As an inducement to the Adviser's undertaking to render these services, the Trust agrees that the Adviser shall not be liable under this Contract for any mistake in judgment or in any other event whatsoever provided that nothing in this Contract shall be deemed to protect or purport to protect the Adviser against any liability to the Trust or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser's duties under this Contract or by reason of the Adviser's reckless disregard of its obligations and duties hereunder.

       6. In consideration of the services to be rendered by the Adviser under this Contract, each Portfolio shall pay the Adviser a monthly fee on the first business day of each month based upon the average daily value (as determined on each business day at the time set forth in the Prospectus for determining the net asset value per share) of the net assets of each Portfolio during the preceding month, at annual rates set forth in a Supplement to this Contract with respect to each Portfolio. If the fees payable to the Adviser pursuant to this paragraph 6 begin to accrue before the end of any month or if this Contract terminates before the end of any month, the fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion which the period bears to the full month in which the effectiveness or termination occurs. For purposes of calculating the monthly fees, the value of the net assets of each Portfolio shall be computed in the manner specified in the Prospectus for the computation of net asset value. For purposes of this Contract, a "business day" is any day the New York Stock Exchange is open for trading.

       7. If the aggregate expenses of every character incurred by, or allocated to, each Portfolio in any fiscal year, other than interest, taxes, expenses under the Master Distribution Plan, brokerage commissions and other portfolio transaction expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles and any extraordinary expense (including, without limitation, litigation and indemnification expense), but including the fees payable under this Contract and the fees payable to the Distributors under the Master Distribution Plan ("includible expenses"), shall exceed the expense limitations appli-cable to that Portfolio imposed by state securities law or regulations thereunder, as these limitations may be raised or lowered from time to time, the Adviser shall pay that Portfolio an amount equal to 50% of that excess. With respect to portions of a fiscal year in which this Contract shall be in effect, the foregoing limitations shall be prorated according to the proportion which that portion of the fiscal year bears to the full fiscal year. At the end of each month of the Trust's fiscal year, the Distributors will review the includible expenses accrued during that fiscal year to the end of the period and shall estimate the contemplated includible expenses for the balance of that fiscal year. If, as a result of the review and estimation, it appears likely that the includible expenses will exceed the limitations referred to in this paragraph 7 for a fiscal year with respect to a Portfolio, the monthly fees relating to that Portfolio payable to the Adviser under this Contract for such month shall be reduced, subject to a later reimbursement to reflect actual expenses, by an amount equal to 50% of a pro rata portion (prorated on the basis of the remaining months of the fiscal year, including the month just ended) of the amount by which the includible expenses for the fiscal year (less an amount equal to the aggregate of actual reductions made pursuant to this provision with respect to prior months of the fiscal year) are expected to exceed the limitations provided in this paragraph 7. For purposes of the foregoing, the value of the net assets of each Portfolio shall be computed in the manner specified in paragraph 6, and any payments required to be made by the Adviser shall be made once a year promptly after the end of the Trust's fiscal year.

       8. (a) This Contract and any Supplement hereto shall become effective with respect to a Portfolio on the date specified in such Supplement and shall thereafter continue in effect with respect to that Portfolio for a period of more than two years from such date only so long as the continuance is specifically approved at least annually (i) by the vote of a majority of the outstanding voting securities of the Portfolio (as defined in the 1940
    Act) or by the Board of Trustees and (ii) by the vote, cast in person at a meeting called for that purpose, of a majority of the members of the Board of Trustees who are not parties to this Contract or "interested persons" (as defined in the 1940 Act) of any such party.

           (b) This Contract and any Supplement hereto may be terminated with respect to a Portfolio at any time, without the payment of any penalty, by a vote of a majority of the outstanding voting securities of that Portfolio (as defined in the 1940 Act) or by a vote of a majority of the entire Board of Trustees on 60 days' written notice to the Adviser or by the Adviser on 60 days' written notice to the Trust. This Contract shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

       9. Except to the extent necessary to perform the Adviser's obligations under this Contract, nothing herein shall be deemed to limit or restrict the right of the Adviser, or any affiliate of the Adviser, or any employee of the Adviser, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association.

       10. The investment management services of the Adviser to the Trust under this Contract are not to be deemed exclusive as to the Adviser and the Adviser will be free to render similar services to others.

       11. This Contract shall be construed in accordance with the laws of the State of Delaware provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act.

       12. In the event that the Board of Trustees shall establish one or more additional investment portfolios, it shall so notify the Adviser in writing. If the Adviser wishes to render investment advisory services to such portfolio, it shall so notify the Trust in writing, whereupon such portfolio shall become a Portfolio hereunder.

       13. The Master Trust Agreement establishing the Trust (the "Master Trust Agreement") provides that the name "FundManager Trust" refers to the Trustees under the Master Trust Agreement collectively as Trustees and not as individuals or personally, and that no shareholder, Trustee, officer, employee or agent of the Trust shall be subject to claims against or obligations of the Trust to any extent whatsoever, but that the Trust estate only shall be liable.

    If the foregoing correctly sets forth the agreement between the Trust and the Adviser, please so indicate by signing and returning to the Trust the enclosed copy hereof.

                                        Very truly yours,

ACCEPTED:                               FUNDMANAGER TRUST
FREEDOM CAPITAL
MANAGEMENT CORPORATION

By:                                     By:
   ----------------------                  ----------------------
   Title:                                  Title:

                    INVESTMENT ADVISORY CONTRACT SUPPLEMENT
                                FUNDMANAGER TRUST
                                ONE BEACON STREET
                           BOSTON, MASSACHUSETTS 02108


                                                                          , 1996


FREEDOM CAPITAL MANAGEMENT CORPORATION
ONE BEACON STREET
BOSTON, MASSACHUSETTS 02108-3105

Dear Sirs:

    Re: Aggressive Growth Portfolio

    This will confirm the agreement between the undersigned (the "Trust") and Freedom Capital Management Corporation (the "Adviser") as follows:

       1. The Trust is an open-end management investment company organized as a Delaware business trust and consists of such separate investment portfolios as have been or may be established by the Trustees of the Trust from time to time. A separate class of shares of beneficial interest of the Trust is offered to investors with respect to each investment portfolio. Aggressive Growth Portfolio (the "Portfolio") is a separate investment portfolio of the Trust.

       2. The Trust and the Adviser have entered in to a Master Investment Advisory Contract ("Master Advisory Contract") pursuant to which the Trust has employed the Adviser to provide investment advisory and other services specified in the Master Advisory Contract and the Adviser has accepted such employment. Terms used but not otherwise defined herein shall have the same meanings assigned to them by the Master Advisory Contract.

       3. As provided in paragraph 1 of the Master Advisory Contract, the Trust hereby adopts the Master Advisory Contract with respect to the Portfolio and the Adviser hereby acknowledges that the Master Advisory Contract shall pertain to the Portfolio, the terms and conditions of the Master Advisory Contract being hereby incorporated herein by reference.

       4. The term "Portfolio" as used in the Master Advisory Contract shall, for purposes of this Supplement, pertain to the Portfolio.

       5. As provided in paragraph 6 of the Master Advisory Contract and subject to further conditions as set forth therein, the Trust shall with respect to the Portfolio pay the Adviser a monthly fee on the first business day of each month based upon the average daily value (as determined on each business day at the time set forth in the Prospectus for determining net asset value per share) of the net assets of the Portfolio during the preceding month at the following annual rates:



           PORTION OF AVERAGE DAILY
     VALUE OF NET ASSETS OF THE PORTFOLIO                      FEE RATE
     ------------------------------------                      --------
     Assets not exceeding $500 million                           0.50%
     Assets in excess of $500 million                            0.40%



       6. This Supplement and the Master Advisory Contract (together, the "Contract") shall become effective with respect to the Portfolio on _______, 1996 and shall thereafter continue in effect with respect to the Portfolio only so long as the continuance is specifically approved at least annually
    (a) by the vote of a majority of the outstanding voting securities of the Portfolio (as defined in the 1940 Act) or by the Board of Trustees and (b) by the vote, cast in person at a meeting called for that purpose, of a majority of the members of the Board of Trustees who are not parties to this Contract or "interested persons" (as defined in the 1940 Act) of any such party. This Contract may be terminated with respect to the Portfolio at any time, without the payment of any penalty, by vote of a majority of the outstanding voting securities of the Portfolio (as defined in the 1940 Act) or by a vote of a majority of the outstanding voting securities of the Portfolio (as defined in the 1940 Act) or by a vote of a majority of the members of the Board of Trustees on 60 days' written notice to the Trust. This Contract shall terminate automatically in the event of its assignment as defined in the 1940 Act.


    If the foregoing correctly sets forth the agreement between the Trust and the Adviser, please so indicate by signing and returning to the Trust the enclosed copy hereof.

                                   Very truly yours,

ACCEPTED:                          FUNDMANAGER TRUST
FREEDOM CAPITAL
MANAGEMENT CORPORATION


By:                                By:
   Title:                             Title:

                    INVESTMENT ADVISORY CONTRACT SUPPLEMENT
                                FUNDMANAGER TRUST
                                ONE BEACON STREET
                           BOSTON, MASSACHUSETTS 02108


                                                                     , 1996


FREEDOM CAPITAL MANAGEMENT CORPORATION
ONE BEACON STREET
BOSTON, MASSACHUSETTS 02108-3105

Dear Sirs:

    Re: Growth and Income Portfolio

    This will confirm the agreement between the undersigned (the "Trust") and Freedom Capital Management Corporation (the "Adviser") as follows:

       1. The Trust is an open-end management investment company organized as a Delaware business trust and consists of such separate investment portfolios as have been or may be established by the Trustees of the Trust from time to time. A separate class of shares of beneficial interest of the Trust is offered to investors with respect to each investment portfolio. Growth and Income Portfolio (the "Portfolio") is a separate investment portfolio of the Trust.

       2. The Trust and the Adviser have entered in to a Master Investment Advisory Contract ("Master Advisory Contract") pursuant to which the Trust has employed the Adviser to provide investment advisory and other services specified in the Master Advisory Contract and the Adviser has accepted such employment. Terms used but not otherwise defined herein shall have the same meanings assigned to them by the Master Advisory Contract.

       3. As provided in paragraph 1 of the Master Advisory Contract, the Trust hereby adopts the Master Advisory Contract with respect to the Portfolio and the Adviser hereby acknowledges that the Master Advisory Contract shall pertain to the Portfolio, the terms and conditions of the Master Advisory Contract being hereby incorporated herein by reference.

       4. The term "Portfolio" as used in the Master Advisory Contract shall, for purposes of this Supplement, pertain to the Portfolio.

       5. As provided in paragraph 6 of the Master Advisory Contract and subject to further conditions as set forth therein, the Trust shall with respect to the Portfolio pay the Adviser a monthly fee on the first business day of each month based upon the average daily value (as determined on each business day at the time set forth in the Prospectus for determining net asset value per share) of the net assets of the Portfolio during the preceding month at the following annual rates:



           PORTION OF AVERAGE DAILY
     VALUE OF NET ASSETS OF THE PORTFOLIO                        FEE RATE
     ------------------------------------                        --------
     Assets not exceeding $500 million                             0.50%
     Assets in excess of $500 million                              0.40%



       6. This Supplement and the Master Advisory Contract (together, the "Contract") shall become effective with respect to the Portfolio on _____, 1996 and shall thereafter continue in effect with respect to the Portfolio only so long as the continuance is specifically approved at least annually
    (a) by the vote of a majority of the outstanding voting securities of the Portfolio (as defined in the 1940 Act) or by the Board of Trustees and (b) by the vote, cast in person at a meeting called for that purpose, of a majority of the members of the Board of Trustees who are not parties to this Contract or "interested persons" (as defined in the 1940 Act) of any such party. This Contract may be terminated with respect to the Portfolio at any time, without the payment of any penalty, by vote of a majority of the outstanding voting securities of the Portfolio (as defined in the 1940 Act) or by a vote of a majority of the outstanding voting securities of the Portfolio (as defined in the 1940 Act) or by a vote of a majority of the members of the Board of Trustees on 60 days' written notice to the Trust. This Contract shall terminate automatically in the event of its assignment as defined in the 1940 Act.


    If the foregoing correctly sets forth the agreement between the Trust and the Adviser, please so indicate by signing and returning to the Trust the enclosed copy hereof.

                                   Very truly yours,

ACCEPTED:                          FUNDMANAGER TRUST
FREEDOM CAPITAL
MANAGEMENT CORPORATION


By:                                By:
   ---------------------              ----------------------
   Title:                             Title:

                     INVESTMENT ADVISORY CONTRACT SUPPLEMENT
                                FUNDMANAGER TRUST
                                ONE BEACON STREET
                           BOSTON, MASSACHUSETTS 02108




                                                                     , 1996


FREEDOM CAPITAL MANAGEMENT CORPORATION
ONE BEACON STREET
BOSTON, MASSACHUSETTS 02108-3105

Dear Sirs:

    Re: Growth Portfolio

    This will confirm the agreement between the undersigned (the "Trust") and Freedom Capital Management Corporation (the "Adviser") as follows:

       1. The Trust is an open-end management investment company organized as a Delaware business trust and consists of such separate investment portfolios as have been or may be established by the Trustees of the Trust from time to time. A separate class of shares of beneficial interest of the Trust is offered to investors with respect to each investment portfolio. Growth Portfolio (the "Portfolio") is a separate investment portfolio of the Trust.

       2. The Trust and the Adviser have entered in to a Master Investment Advisory Contract ("Master Advisory Contract") pursuant to which the Trust has employed the Adviser to provide investment advisory and other services specified in the Master Advisory Contract and the Adviser has accepted such employment. Terms used but not otherwise defined herein shall have the same meanings assigned to them by the Master Advisory Contract.

       3. As provided in paragraph 1 of the Master Advisory Contract, the Trust hereby adopts the Master Advisory Contract with respect to the Portfolio and the Adviser hereby acknowledges that the Master Advisory Contract shall pertain to the Portfolio, the terms and conditions of the Master Advisory Contract being hereby incorporated herein by reference.

       4. The term "Portfolio" as used in the Master Advisory Contract shall, for purposes of this Supplement, pertain to the Portfolio.

       5. As provided in paragraph 6 of the Master Advisory Contract and subject to further conditions as set forth therein, the Trust shall with respect to the Portfolio pay the Adviser a monthly fee on the first business day of each month based upon the average daily value (as determined on each business day at the time set forth in the Prospectus for determining net asset value per share) of the net assets of the Portfolio during the preceding month at the following annual rates:




           PORTION OF AVERAGE DAILY
     VALUE OF NET ASSETS OF THE PORTFOLIO                       FEE RATE
     ------------------------------------                       --------
     Assets not exceeding $500 million                            0.50%
     Assets in excess of $500 million                             0.40%



       6. This Supplement and the Master Advisory Contract (together, the "Contract") shall become effective with respect to the Portfolio on ______, 1996 and shall thereafter continue in effect with respect to the Portfolio only so long as the continuance is specifically approved at least annually
    (a) by the vote of a majority of the outstanding voting securities of the Portfolio (as defined in the 1940 Act) or by the Board of Trustees and (b) by the vote, cast in person at a meeting called for that purpose, of a majority of the members of the Board of Trustees who are not parties to this Contract or "interested persons" (as defined in the 1940 Act) of any such party. This Contract may be terminated with respect to the Portfolio at any time, without the payment of any penalty, by vote of a majority of the outstanding voting securities of the Portfolio (as defined in the 1940 Act) or by a vote of a majority of the outstanding voting securities of the Portfolio (as defined in the 1940 Act) or by a vote of a majority of the members of the Board of Trustees on 60 days' written notice to the Trust. This Contract shall terminate automatically in the event of its assignment as defined in the 1940 Act.


    If the foregoing correctly sets forth the agreement between the Trust and the Adviser, please so indicate by signing and returning to the Trust the enclosed copy hereof.

                                   Very truly yours,

ACCEPTED:                          FUNDMANAGER TRUST
FREEDOM CAPITAL
MANAGEMENT CORPORATION
By:                                By:
   -----------------------            -----------------------
   Title:                             Title:

                    INVESTMENT ADVISORY CONTRACT SUPPLEMENT
                                FUNDMANAGER TRUST
                                ONE BEACON STREET
                           BOSTON, MASSACHUSETTS 02108


                                                                     , 1996


FREEDOM CAPITAL MANAGEMENT CORPORATION
ONE BEACON STREET
BOSTON, MASSACHUSETTS 02108-3105

Dear Sirs:

    Re: Bond Portfolio

    This will confirm the agreement between the undersigned (the "Trust") and Freedom Capital Management Corporation (the "Adviser") as follows:

       1. The Trust is an open-end management investment company organized as a Delaware business trust and consists of such separate investment portfolios as have been or may be established by the Trustees of the Trust from time to time. A separate class of shares of beneficial interest of the Trust is offered to investors with respect to each investment portfolio. Bond Portfolio (the "Portfolio") is a separate investment portfolio of the Trust.

       2. The Trust and the Adviser have entered in to a Master Investment Advisory Contract ("Master Advisory Contract") pursuant to which the Trust has employed the Adviser to provide investment advisory and other services specified in the Master Advisory Contract and the Adviser has accepted such employment. Terms used but not otherwise defined herein shall have the same meanings assigned to them by the Master Advisory Contract.

       3. As provided in paragraph 1 of the Master Advisory Contract, the Trust hereby adopts the Master Advisory Contract with respect to the Portfolio and the Adviser hereby acknowledges that the Master Advisory Contract shall pertain to the Portfolio, the terms and conditions of the Master Advisory Contract being hereby incorporated herein by reference.

       4. The term "Portfolio" as used in the Master Advisory Contract shall, for purposes of this Supplement, pertain to the Portfolio.

       5. As provided in paragraph 6 of the Master Advisory Contract and subject to further conditions as set forth therein, the Trust shall with respect to the Portfolio pay the Adviser a monthly fee on the first business day of each month based upon the average daily value (as determined on each business day at the time set forth in the Prospectus for determining net asset value per share) of the net assets of the Portfolio during the preceding month at the following annual rates:


           PORTION OF AVERAGE DAILY
     VALUE OF NET ASSETS OF THE PORTFOLIO                     FEE RATE
     ------------------------------------                     --------
     Assets not exceeding $500 million                          0.50%
     Assets in excess of $500 million                           0.40%



       6. This Supplement and the Master Advisory Contract (together, the "Contract") shall become effective with respect to the Portfolio on _____, 1996 and shall thereafter continue in effect with respect to the Portfolio only so long as the continuance is specifically approved at least annually
    (a) by the vote of a majority of the outstanding voting securities of the Portfolio (as defined in the 1940 Act) or by the Board of Trustees and (b) by the vote, cast in person at a meeting called for that purpose, of a majority of the members of the Board of Trustees who are not parties to this Contract or "interested persons" (as defined in the 1940 Act) of any such party. This Contract may be terminated with respect to the Portfolio at any time, without the payment of any penalty, by vote of a majority of the outstanding voting securities of the Portfolio (as defined in the 1940 Act) or by a vote of a majority of the outstanding voting securities of the Portfolio (as defined in the 1940 Act) or by a vote of a majority of the members of the Board of Trustees on 60 days' written notice to the Trust. This Contract shall terminate automatically in the event of its assignment as defined in the 1940 Act.


If the foregoing correctly sets forth the agreement between the Trust and the Adviser, please so indicate by signing and returning to the Trust the enclosed copy hereof.

                                   Very truly yours,

ACCEPTED:                          FUNDMANAGER TRUST
FREEDOM CAPITAL
MANAGEMENT CORPORATION

By:                                By:
   -------------------                -------------------
   Title:                             Title:

                    INVESTMENT ADVISORY CONTRACT SUPPLEMENT
                             FUNDMANAGER TRUST
                             ONE BEACON STREET
                        BOSTON, MASSACHUSETTS 02108


                                                                     , 1996


FREEDOM CAPITAL MANAGEMENT CORPORATION
ONE BEACON STREET
BOSTON, MASSACHUSETTS 02108-3105

Dear Sirs:

    Re: Managed Total Return Portfolio

    This will confirm the agreement between the undersigned (the "Trust") and Freedom Capital Management Corporation (the "Adviser") as follows:

       1. The Trust is an open-end management investment company organized as a Delaware business trust and consists of such separate investment portfolios as have been or may be established by the Trustees of the Trust from time to time. A separate class of shares of beneficial interest of the Trust is offered to investors with respect to each investment portfolio. Managed Total Return Portfolio (the "Portfolio") is a separate investment portfolio of the Trust.

       2. The Trust and the Adviser have entered in to a Master Investment Advisory Contract ("Master Advisory Contract") pursuant to which the Trust has employed the Adviser to provide investment advisory and other services specified in the Master Advisory Contract and the Adviser has accepted such employment. Terms used but not otherwise defined herein shall have the same meanings assigned to them by the Master Advisory Contract.

       3. As provided in paragraph 1 of the Master Advisory Contract, the Trust hereby adopts the Master Advisory Contract with respect to the Portfolio and the Adviser hereby acknowledges that the Master Advisory Contract shall pertain to the Portfolio, the terms and conditions of the Master Advisory Contract being hereby incorporated herein by reference.

       4. The term "Portfolio" as used in the Master Advisory Contract shall, for purposes of this Supplement, pertain to the Portfolio.

       5. As provided in paragraph 6 of the Master Advisory Contract and subject to further conditions as set forth therein, the Trust shall with respect to the Portfolio pay the Adviser a monthly fee on the first business day of each month based upon the average daily value (as determined on each business day at the time set forth in the Prospectus for determining net asset value per share) of the net assets of the Portfolio during the preceding month at the following annual rates:




           PORTION OF AVERAGE DAILY
     VALUE OF NET ASSETS OF THE PORTFOLIO                        FEE RATE
     ------------------------------------                        --------
     Assets not exceeding $500 million                             0.50%
     Assets in excess of $500 million                              0.40%


       6. This Supplement and the Master Advisory Contract (together, the "Contract") shall become effective with respect to the Portfolio on _____, 1996 and shall thereafter continue in effect with respect to the Portfolio only so long as the continuance is specifically approved at least annually
    (a) by the vote of a majority of the outstanding voting securities of the Portfolio (as defined in the 1940 Act) or by the Board of Trustees and (b) by the vote, cast in person at a meeting called for that purpose, of a majority of the members of the Board of Trustees who are not parties to this Contract or "interested persons" (as defined in the 1940 Act) of any such party. This Contract may be terminated with respect to the Portfolio at any time, without the payment of any penalty, by vote of a majority of the outstanding voting securities of the Portfolio (as defined in the 1940 Act) or by a vote of a majority of the outstanding voting securities of the Portfolio (as defined in the 1940 Act) or by a vote of a majority of the members of the Board of Trustees on 60 days' written notice to the Trust. This Contract shall terminate automatically in the event of its assignment as defined in the 1940 Act.


    If the foregoing correctly sets forth the agreement between the Trust and the Adviser, please so indicate by signing and returning to the Trust the enclosed copy hereof.

                                   Very truly yours,

ACCEPTED:                          FUNDMANAGER TRUST
FREEDOM CAPITAL
MANAGEMENT CORPORATION

By:                                By:
   ---------------------              ---------------------
   Title:                             Title:

                           VOTE THIS PROXY CARD TODAY!



            Please fold and detach card at perforation before mailing


PORTFOLIO NAME WILL PRINT HERE       PROXY SOLICITATION BY THE BOARD OF TRUSTEES

         The undersigned, revoking all previous proxies, hereby appoint(s) Dexter A. Dodge and John J. Danello and each of them, attorneys with full power of substitution in each, to vote all the shares of beneficial interest of the above-referenced Portfolio (the "Portfolio"), a portfolio series of FundManager Trust (the "Trust"), which the undersigned is (are) entitled to vote at the Special Meeting of Shareholders (the "Meeting") of the Portfolio to be held at the offices of the Trust, sixth floor, One Beacon Street, Boston, Massachusetts 02108, on Monday, December 16, 1996 at 3:00 p.m., Boston time, and at any adjournment or postponement thereof. All powers may be exercised by majority of said proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. Receipt of the Proxy Statement is hereby acknowledged. If not revoked in the manner described in the Proxy Statement, this proxy shall be voted as specified on the reverse side.


                          Date                                           , 1996
                              -------------------------------------------
                          NOTE:  Signature(s) should agree with name(s) printed
                          herein. Executors, Administrators, Trustees, etc. should so indicate.



                          Signature(s)






                           VOTE THIS PROXY CARD TODAY!


            Please fold and detach card at perforation before mailing


THIS PROXY SHALL BE VOTED IN FAVOR OF (FOR) PROPOSALS (1), (2) AND (3) IF NO SPECIFICATION IS MADE BELOW. AS TO ANY OTHER MATTER, SAID PROXY OR PROXIES SHALL VOTE IN ACCORDANCE WITH THEIR BEST JUDGEMENT.

(The following proposals are numbered to correspond to the numbering of proposals contained in the Proxy Statement)

Please vote by filing in the appropriate boxes below, as shown, using blue or black ink or dark pencil. Do not use red ink.

1. To consider and vote on approval of a new Master Investment Advisory Contract between the Trust, on behalf of the Portfolio and Freedom Capital Management Corporation.

          FOR [ ]                   AGAINST [ ]                   ABSTAIN [ ]

2. To elect four trustees of the Trust. Nominees: Dexter A. Dodge, Ernest T. Kendall, Richard B. Osterberg and John R. Haack.

          FOR all [ ]                             WITHHOLD AUTHORITY [ ]
          nominees listed                         from all nominees except as
          herein                                  noted to the contrary at left




YOU MAY WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE(S), BY WRITING THE NOMINEE(S) NAME(S) ON THE LINE BELOW.
--------------------------------------------------------------------------------

3. To ratify the selection of Ernst & Young LLP as the independent auditors of the Trust.

          FOR [ ]                    AGAINST [ ]                  ABSTAIN [ ]

In the discretion of said proxy or proxies, to act upon such other matters as may properly come before the Meeting and any adjournment or postponement thereof.